                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-12

                   -------------------------------------------

                            ARROW INTERNATIONAL, INC.

                (Name of Registrant as Specified in Its Charter)

                   -------------------------------------------

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: N/A
     (2) Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
     (4) Proposed maximum aggregate value of transaction: N/A
     (5) Total fee paid: N/A

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                            ARROW INTERNATIONAL, INC.
                               2400 BERNVILLE ROAD
                           READING, PENNSYLVANIA 19605

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 19, 2005


To Our Shareholders:

        The Annual Meeting of Shareholders of Arrow International, Inc. (the "Company") will be held at the Company's corporate headquarters at 2400 Bernville Road, Reading, Pennsylvania at 4:00 p.m. on January 19, 2005 for the following purposes:

        (1)     To elect three directors;

        (2) To act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending August 31, 2005; and

        (3) To transact such other business, if any, as may properly come before the Annual Meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on November 26, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

        YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE ANNUAL MEETING.


                                        By Order of the Board of Directors,

                                        John C. Long,
                                        Secretary


December 17, 2004
Reading, Pennsylvania

                                 PROXY STATEMENT

                       2005 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                            ARROW INTERNATIONAL, INC.

                              ---------------------

                               GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Arrow International, Inc., a Pennsylvania corporation (the "Company" or "Arrow"), for the Annual Meeting of Shareholders to be held on January 19, 2005, at 4:00 p.m., local time, at the Company's corporate headquarters at 2400 Bernville Road, Reading, Pennsylvania 19605, or any adjournments thereof.

        The Board of Directors has fixed the close of business on November 26, 2004 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were 43,944,735 shares of common stock of the Company (the "Common Stock") outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote at the Annual Meeting. A majority of the outstanding shares of Common Stock is required to establish a quorum at the Annual Meeting. The affirmative vote of a plurality of the votes cast is required for Proposal 1 - the election of directors. The affirmative vote of a majority of the votes cast is required for Proposal 2 - the ratification of the appointment of independent accountants for fiscal 2005. Shares represented by proxies will be voted in accordance with the specifications made on the proxy card by the shareholder.

        With regard to Proposal 1 - the election of directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will be excluded entirely from the vote and will have no effect on the outcome of the voting. With regard to Proposal 2 - the ratification of the appointment of independent accountants, abstentions may be specified. Since the affirmative vote of a majority of the votes cast is required to ratify the appointment of independent accountants, an abstention with respect to this proposal will have the same effect as a vote against the proposal. Any proxy not specifying the contrary will be voted, with regard to Proposal 1, FOR each of the Board of Directors' nominees and, with regard to Proposal 2, FOR the ratification of the appointment of independent accountants.

        A shareholder giving a proxy has the right to revoke it by a duly executed proxy bearing a later date, by attending the Annual Meeting and voting in person, or by otherwise notifying the Company prior to the Annual Meeting.

        Shares of Common Stock held by T. Rowe Price Trust Company, as trustee of the Company's 401(k) Plan, also are entitled to vote on all matters submitted to shareholders at the Annual Meeting. Each of the Company's employees participating in the 401(k) Plan may instruct the trustee how to vote the shares of Common Stock allocated to that person's account in the 401(k) Plan by signing, dating and returning the enclosed proxy card.

        Under applicable Pennsylvania law, broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining whether any non-discretionary proposals to be voted upon at the Annual Meeting have been approved. The Company believes that the proposals to be considered at the Annual Meeting are proposals in respect of which brokers and other nominees typically have discretionary power. Accordingly, unless one or more beneficial owners of the Common Stock have withheld discretionary authority from their brokers or nominees in respect of these types of proposals, the Company does not anticipate that there will be any broker non-votes in respect of such proposals. If there are any broker non-votes in respect of the proposals, however, the Company intends to treat such broker non-votes as stated above.

        The mailing address of the principal executive offices of the Company is P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612. This Proxy Statement and the enclosed proxy card are being furnished to shareholders on or about December 17, 2004.

                       PROPOSAL I - ELECTION OF DIRECTORS

        The Board of Directors of the Company is currently composed of ten directors, although up to 12 directors are permitted by the Company's Restated Articles of Incorporation and By-Laws. Under the Company's Restated Articles of Incorporation and By-laws, the Board is divided into four classes, as nearly equal in number as possible. At each Annual Meeting of Shareholders, directors constituting one class are elected for a four-year term (or for such lesser term as may be specified in the proxy statement furnished in connection therewith). The Board of Directors has nominated Carl G. Anderson, Jr., John E. Gurski and Marlin Miller, Jr., each of whom is currently a director, for election to the Board of Directors. Each of the nominees for election to the Board has been approved and recommended for nomination by the Nominating Subcommittee of the Corporate Governance and Nominating Committee of the Board, which subcommittee is comprised of directors of the Company who are "independent" within the meaning of the Marketplace Rules of The Nasdaq Stock Market, Inc. (the "Nasdaq").

        If elected, each of Messrs. Anderson, Gurski and Miller will serve until the Annual Meeting of Shareholders to be held in 2009, or until such time as their respective successors are elected. The remaining directors will continue to serve as set forth below.

        The Board believes that each of the nominees will be available and able to serve as a director. If a nominee is unable to serve, the shares of Common Stock represented by all valid proxies will be voted for the election of such substitute as the Board may recommend, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee.

        THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND, THEREFORE, RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE INDICATED.

        Certain information concerning the nominees and those directors whose terms of office will continue following the Annual Meeting is set forth in the following table:

                                                    PRINCIPAL OCCUPATION, BUSINESS
NAME                                      AGE       EXPERIENCE AND DIRECTORSHIP
----                                      ---       ---------------------------
NOMINEES FOR TERMS EXPIRING IN 2009

Carl G. Anderson, Jr.                     59        Chairman of the Board and Chief Executive Officer of the Company
                                                    since September 1, 2003, and a director of the Company since
                                                    January 1998. Vice Chairman of the Board and General Manager,
                                                    Critical Care Business of the Company from January 2002 to
                                                    August 31, 2003. President and Chief Executive Officer of ABC
                                                    School Supply, Inc., a manufacturer and marketer of materials and equipment for public and private schools, from May 1997 to
                                                    December 2001. Consultant with the New England Consulting Group, a general management and marketing consulting company, from May
                                                    1996 to May 1997. Vice President, General Manager, Retail
                                                    Consumer Products of James River Corporation, a multinational company engaged in the development, manufacture and marketing of paper-based consumer and commercial products ("James River"), from August 1994 to March 1996, and Vice President, Marketing,
                                                    Consumer Brands of James River from May 1992 to August 1994.
                                                    From 1984 to May 1992, served in various capacities with Nestle
                                                    Foods Corporation, the latest as Vice President, Division
                                                    General Manager, Confections. Prior thereto, served in several marketing capacities with Procter & Gamble. Director of
                                                    Carpenter Technology Corporation, a manufacturer of specialty steel, and IWT Tesoro Corporation, a manufacturer and
                                                    distributor of building tile.

John E. Gurski                            63        Director of the Company since January 1997. Corporate Vice
                                                    President of AMP Incorporated, a multinational company engaged in the development, manufacture and marketing of systems for electrical and electronic applications ("AMP"), from 1989 until his retirement in January 1999. President, Europe, Middle East and Africa of AMP from July 1995 to December 1996, President,
                                                    Global Operations of AMP from January 1997 to August 1998, and
                                                    Corporate Vice President, Administration of AMP from August 1998 to January 1999. Corporate Vice President, Europe of AMP from
                                                    September 1993 to July 1995 and Corporate Vice President,
                                                    Business & Operations Planning International of AMP from January
                                                    1992 to September 1993. Corporate Vice President, Capital Goods
                                                    Business Sector of AMP from 1989 to January 1992 and Divisional
                                                    Vice President, Operations of AMP from 1987





                                                    to 1989. From 1972 to 1987, served in various manufacturing and operating capacities with AMP. Prior thereto, was employed by
                                                    General Motors Corporation.

Marlin Miller, Jr.                        72        Director of the Company since it was founded in 1975. Chairman of the Board of Directors of the Company from January 1999 and
                                                    Chief Executive Officer of the Company from 1975 until his retirement from the Company on August 31, 2003, and President of the Company from 1975 to January 1999. From 1972 to 1975, Vice
                                                    President and a director of Connors Investor Services, a
                                                    research and investment management firm. From 1959 to 1972, served in several capacities with Glen Gery Corporation, a manufacturer of building products, the latest as Executive Vice
                                                    President and a director. Director of Carpenter Technology
                                                    Corporation, a manufacturer of specialty steel, until his
                                                    retirement from this position in October 2002.

DIRECTORS WHOSE TERMS EXPIRE IN 2006

Raymond Neag                              73        Director of the Company since it was founded in 1975. Vice
                                                    Chairman of the Company from January 1999 until his retirement in October 1999, Executive Vice President of the Company from
                                                    April 1992 to January 1999 and Senior Vice President of the
                                                    Company from 1975 to April 1992. From 1973 until joining the
                                                    Company, General Manager of the Arrow Products Division of
                                                    Rockwell International Corporation, the Company's predecessor
                                                    (the "Rockwell Division"). From 1971 to 1973, President of
                                                    Teledyne Dental Products, a manufacturer of dental products and a division of Teledyne, Inc. Prior to 1971, Vice President and
                                                    Director of Marketing of Sherwood Medical, Inc., a medical device company.

Richard T. Niner                          65        Director of the Company since 1982. General partner since
                                                    January 1999 of Wind River Associates L.P., a private investment partnership. General partner since 1988 of Brynwood Management
                                                    II L.P., the general partner of a private investment partnership based in Greenwich, Connecticut. Director of Hurco Companies,
                                                    Inc., a manufacturer and marketer of computer numerical controls and related machine tools.

DIRECTORS WHOSE TERMS EXPIRE IN 2007

John H. Broadbent, Jr.                    66        Director of the Company since it was founded in 1975. Vice
                                                    President - Finance and Treasurer of the Company from 1975 until his retirement in August 1998. From 1966 to 1975, served in several capacities with Carpenter Technology Corporation, a specialty steel manufacturer, the latest as Manager-Market
                                                    Planning &


                                                    Development. From 1964 to 1966, consultant in the Management
                                                    Advisory Services Department of the international accounting firm of Price Waterhouse & Co.

George W. Ebright                         66        Director of the Company since October 1993. Director of Cytogen
                                                    Corporation, a biopharmaceutical company engaged in the
                                                    development of diagnostic and therapeutic substances for human health care applications ("Cytogen"), from February 1989 until
                                                    May 1995. Chairman of the Board of Cytogen from February 1990 until January 1995 and President from February 1989 to August
                                                    1991. Prior thereto, President and Chief Operating Officer and a director of SmithKline Beckman Corporation, a health care and life services company engaged in the marketing of a broad line of prescription and proprietary products for human and animal health care, as well as diagnostic and analytical products and services. From 1963 through 1987, held several senior management positions with SmithKline & French Laboratories and two of its divisions. Director of NABI, Inc., a biopharmaceutical company which develops products for the prevention and treatment of infectious diseases, and The West Company, a supplier of
                                                    specialized packaging systems to the health care and consumer products industries.

DIRECTORS WHOSE TERMS EXPIRE IN 2008

T. Jerome Holleran                        68        Director of the Company since it was founded in 1975. Secretary of the Company from 1975 until April 2004 and a Vice President of the Company from 1975 until September 1997. Chairman of the
                                                    Board of Directors of Precision Medical Products, Inc. ("PMP"),
                                                    a former subsidiary of Arrow Precision Products, Inc.
                                                    ("Precision"), a corporation formerly controlled by principal shareholders of the Company until its dissolution in May 2002, since October 1999; Chief Executive Officer of PMP since July
                                                    1996 and President of PMP from July 1996 to October 1999. PMP manufactures and markets certain non-catheter medical products and was sold in August 1997 to a group of management employees of Precision (including Mr. Holleran). From February 1986 to
                                                    September 1997, Vice President, Chief Operating Officer and a
                                                    director of Precision. President of Endovations, Inc., a former subsidiary of Precision that manufactured and marketed certain gastroenterological medical products ("Endovations"), from 1991 until the sale in June 1996 of a portion of Endovations'
                                                    business to the Company and the remainder to an unrelated third party. From 1971 to 1975, Director of Business Planning-Textile
                                                    Divisions of Rockwell International Corporation and a Marketing

                                                    Manager of the Rockwell Division. From 1969 to 1971, consultant with the management consulting firm of Booz, Allen and Hamilton.

R. James Macaleer                         70        Director of the Company since January 1998. Chairman of the
                                                    Board of Shared Medical Systems Corporation, a provider of computer-based information systems and associated services to the health industry in North America and Europe ("SMS"), from
                                                    1969 to November 1997, and Chief Executive Officer of SMS from
                                                    1969 to August 1995.

Alan M. Sebulsky                          45        Director of the Company since January 1997. Managing Partner and
                                                    Portfolio Manager of Apothecary Capital LLC, an investment advisory firm specializing in health care, since April 2003.
                                                    Independent investor and consultant from May 2002 to March 2003.
                                                    Managing Director from March 2000 to January 2002 and Executive
                                                    Vice President and principal from July 1994 to March 2000 of
                                                    Lincoln Capital Management, a private investment management firm based in Chicago, Illinois, with responsibility for investments in the health care industry. From 1988 to May 1994, Managing
                                                    Director at Morgan Stanley & Company, an international
                                                    investment banking and brokerage firm, with responsibility for equity research in the pharmaceutical and medical device
                                                    industries. From 1982 to 1988, held various positions at T. Rowe
                                                    Price & Associates, an investment management firm, the latest as
                                                    Vice President, with responsibility for health care investment analysis and portfolio management.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        The business of the Company is managed under the direction of its Board of Directors. The Board has responsibility for establishing broad corporate policies and for the Company's overall performance. It is not, however, involved in operating details on a day-to-day basis. The Board is kept advised of the Company's business through regular reports and analyses and discussions with its Chief Executive Officer and other officers.

        The Board of Directors has determined that each of the Company's directors, other than Messrs. Anderson, Miller and Holleran, is an independent director within the meaning of the Nasdaq rules. The Nasdaq definition of independent director includes a series of objective tests, such as that the director is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual's exercise of independent judgment in carrying out his responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.

        The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors held five meetings during fiscal 2004. All of the directors attended at least 75% of the meetings of the Board and any committee on which they served during fiscal 2004. The committees of the Board currently are the Audit Committee, the Compensation and Human Resources Committee, and the Corporate Governance and Nominating Committee. Each of these committees has a written charter that may be found on the Company's website at http://www.arrowintl.com.

        AUDIT COMMITTEE. The primary function of the Audit Committee is to assist the Company's Board of Directors in its oversight of the integrity of the Company's financial statements and internal controls, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditors, and the performance of the Company's internal audit function and its independent auditors. The Audit Committee, among other things, reviews with the Company's management and the independent auditors the Company's audited financial statements to be included in its Annual Report on Form 10-K and its interim financial statements to be included in its Quarterly Reports on Form 10-Q, assesses the adequacy and effectiveness of the Company's internal accounting controls system and audit procedures, reviews the Company's compliance policies, and evaluates the independence of, approves the audit and non-audit services provided by, and has the ultimate authority and responsibility for selecting and nominating for shareholder approval, the firm to be appointed as independent accountants to audit the Company's financial statements. The members of the Audit Committee currently are John H. Broadbent, Jr., who acts as Chairman of the Committee, George W. Ebright and Alan M. Sebulsky, each of whom the Board of Directors has determined is an independent director qualified to serve on the Audit Committee in accordance with the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and the Nasdaq. In addition, the Board of Directors has determined that Mr. Broadbent is qualified to serve as the "audit committee financial expert" of the Company, as defined in applicable SEC rules. The Audit Committee met seven times during the fiscal year ended August 31, 2004.

        COMPENSATION AND HUMAN RESOURCES COMMITTEE. The Compensation and Human Resources Committee reviews and recommends to the Company's Board of Directors the compensation for the Company's Chief Executive Officer and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company's stock incentive plans. The Compensation and Human Resources Committee, among other things, reviews and recommends to the Board employees to whom awards will be made under the Company's stock incentive plans, determines the number of shares to be optioned or awarded, and the time, manner of exercise and other terms of the awards. The members of the Compensation and Human Resources Committee currently are John E. Gurski, R. James Macaleer, who acts as Chairman of the Committee, and Raymond Neag, each of whom is an independent director, as defined in applicable Nasdaq rules. The Compensation and Human Resources Committee met five times during the fiscal year ended August 31, 2004.

        CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The primary function of the Corporate Governance and Nominating Committee is to oversee the Company's corporate governance and make recommendations to the Company's Board of Directors regarding the organization and procedures of the Board, including the size and compensation of the Board and the structure and makeup of its committees. The Corporate Governance and Nominating Committee, among other things, evaluates the operations and performance of the Board and its committees, devises and recommends to the Board additions and modifications to the Company's Corporate Governance Principles, reviews and recommends to the Board the compensation for directors, and identifies, approves and recommends the nominees for election or re-election to the Board. The members of the Corporate Governance and Nominating Committee currently are Marlin Miller, Jr., Raymond Neag, Richard T. Niner, who acts as Chairman of the Committee, and Alan M. Sebulsky, each of whom, other than Mr. Miller, is an independent director, as defined in applicable Nasdaq rules. The Corporate Governance and Nominating Committee was established in January 2004 and, therefore, met only one time during the fiscal year ended August 31, 2004.

        The Corporate Governance and Nominating Committee has also formed and maintains a Nominating Subcommittee, which is comprised of Messrs. Neag, Niner and Sebulsky, the independent members of the Corporate Governance and Nominating Committee. The Nominating Subcommittee, among other things, establishes criteria for Board membership and identifies, reviews and recommends individuals qualified for membership on the Board. The Nominating Subcommittee of the Corporate Governance and Nominating Committee was established in October 2004. Therefore, there were no meetings of the Nominating Subcommittee during the fiscal year ended August 31, 2004, although the Subcommittee did meet after the Company's fiscal year-end to determine the nominees for election at the Annual Meeting.

        In determining whether to nominate a candidate for membership on the Board, the Nominating Subcommittee will consider, among other criteria, relevant experience, skills, diversity and the ability to act on behalf of the Company's shareholders. Candidates may come to the attention of the Subcommittee from current Board members, officers, shareholders or other sources. The Subcommittee will review all candidates in the same manner regardless of the source of the recommendation.

        SHAREHOLDER NOMINEES FOR DIRECTOR. Any shareholder of the Company who wants to nominate a candidate for election to the Board must deliver timely written notice to the Company's Corporate Secretary at Arrow International, Inc., P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612. In order to be timely, the notice must be delivered:

        o With respect to an annual meeting of shareholders, not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; and

        o With respect to a special meeting of shareholders called for the purpose of electing directors, not less than ten days following the date on which notice of such special meeting is first given to shareholders.

        The shareholders' notice to the Company's Corporate Secretary must set forth as to each person whom the shareholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation, employment and qualifications to serve as a director, (c) the number of shares of Common Stock which are owned beneficially or of record by him, and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). In addition, the notice must include as to the shareholder giving the notice (a) his name and record address, (b) the number of shares of Common Stock which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, and (d) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act. The notice delivered by such shareholder must be accompanied by a written consent of each proposed nominee to being named as a nominee to the Board and to serve as a director if elected. The shareholder must represent that he is a shareholder of record on the date on which he gives the notice described above and on the record date for the determination of shareholders entitled to vote at the applicable meeting of shareholders. No person may nominate himself for election as a director.

        DIRECTOR ATTENDANCE AT ANNUAL MEETINGS. The Company requests that all of its directors attend each annual meeting of the Company's shareholders. Each member of the Board of Directors attended the Company's 2004 Annual Meeting of Shareholders held on January 21, 2004.

COMPENSATION OF DIRECTORS

        CASH COMPENSATION. The Company's directors who are not officers or employees of the Company received a quarterly fee of $5,000 for Board membership in fiscal 2004 and a fee of $1,000 for attendance in person and $500 for attendance by telephone at each Board meeting and each committee meeting. Directors are reimbursed for reasonable expenses incurred in connection with attending Board and committee meetings. The Chairmen of the Audit Committee, the Compensation and Human Resources Committee, and the Corporate Governance and Nominating Committee each receive an additional fee of $2,000 per year.

        STOCK-BASED COMPENSATION. To promote the Company's ability to attract and retain outside directors and to provide them with an incentive to maintain and enhance the Company's long-term performance, stock awards are made to directors who are not also employees or consultants of the Company. The stock awards are made pursuant to the Company's Directors Stock Incentive Plan in the form of non-qualified stock options. The plan was approved by the Company's shareholders at the Company's Annual Meeting of Shareholders held on January 17, 1996, on which date the plan became effective, and amendments to the plan were approved by the Company's shareholders at the Company's Annual Meeting of Shareholders held on January 19, 2000, on which date these amendments became effective. Upon an eligible director's first election to the Board, such eligible director receives options to purchase 10,000 shares of Common Stock and, on the date each year when directors are elected to the Board, eligible directors receive options to purchase an additional 3,000 shares of Common Stock. The exercise price for each option is equal to the fair market value of the Common Stock on the date of grant. Each option has a term of ten years from the date of grant and vests on the first anniversary of the date of grant. The numbers of shares underlying option awards under the plan and the exercise prices applicable to such awards have in each case been adjusted to reflect the two-for-one split of the Common Stock effected on August 15, 2003.

        The amendments to the Company's Directors Stock Incentive Plan approved by the Company's shareholders at its 2000 Annual Meeting of Shareholders enabled non-employee directors who were shareholders of the Company at the time of the Company's initial public offering on June 9, 1992 to be eligible to receive stock awards under the plan, whereas previously such directors were not so eligible. In addition, these amendments to the plan enabled eligible directors to receive options to purchase 3,000 shares of Common Stock on the date each year when directors are elected to the Board, instead of the 1,000 shares previously provided for under the plan.

         On January 21, 2004, the date of the Company's 2004 Annual Meeting of Shareholders, in accordance with the amended terms of the plan, each of the directors of the Company, with the exception of Carl G. Anderson, Jr., the Chairman and Chief Executive Officer of the Company, was granted options under the plan to purchase 3,000 shares of Common Stock, in each case at an exercise price of $26.42, the closing price per share of the Common Stock on such date as reported on The Nasdaq Stock Market. In accordance with the amended terms of the plan, on the date of the Annual Meeting, each of the directors of the Company, with the exception of Mr. Anderson, will receive options to purchase an additional 3,000 shares of Common Stock, in each case at an exercise price which is equal to the closing price per share of the Common Stock on such date as reported on The Nasdaq Stock Market.

CORPORATE GOVERNANCE

        The Company has adopted corporate governance policies and practices to address a number of key areas of importance to the Company's shareholders, employees, customers, suppliers and community, including:

        o A majority of the members of the Company's Board of Directors are independent of the Company and its management within the meaning of applicable rules and regulations of the SEC and Nasdaq;

        o All members of the Audit Committee, the Compensation and Human Resources Committee, and the Nominating Subcommittee of the Corporate Governance and Nominating Committee of the Board are independent;

        o The independent members of the Company's Board of Directors meet regularly in executive session without the presence of management. The presiding, or lead, director of these meetings currently is Mr. Ebright;

        o The Company has established a Corporate Governance and Nominating Committee of the Board to oversee the Company's corporate governance and make recommendations on all matters relating to the Board's organization, practices and procedures, and this committee is currently in the process of devising a set of Corporate Governance Principles for the Company, which will address, among other matters, procedures for annual evaluation of the Board's and its committees' performance, director retirement policy, changes in directors' primary responsibilities and outside commitments (including service on the boards of other public companies), CEO and senior management succession planning and management development;

        o The Company has adopted a code of business conduct that applies to all of its directors, officers and other employees and is monitored by its human resources department;

        o The charters of the committees of the Board clearly establish their respective roles and responsibilities, and each of these charters are posted on the Company's website at http://www.arrowintl.com;

        o The Company's Audit Committee has implemented procedures for the anonymous submission of employee complaints on accounting, internal controls and auditing matters, which procedures have been made available to all of the Company's employees;

        o The Company has adopted a code of ethics that applies to all of its directors, officers and other employees, including its principal executive officer, principal financial officer, principal accounting officer and other members of its management performing similar functions, which is posted on the Company's website at http://www.arrowintl.com;

        o The Company has established a Disclosure Committee, comprised of executive officers and other key employees who are actively involved in the disclosure process, to specify, coordinate and oversee the procedures that the Company uses each quarter and at fiscal year end to prepare its periodic reports filed with the SEC; and

        o The Company has in each case obtained shareholder approval before adopting or making material amendments to its stock incentive plans.

EXECUTIVE OFFICERS

        The executive officers of the Company and their ages and positions as of November 1, 2004 are listed below. All executive officers are elected or appointed annually and serve at the discretion of the Board of Directors. There are no family relationships among the executive officers of the Company.

        Name                                  Office                                                    Age
        ----                                  ------                                                    ---
        Carl G. Anderson, Jr.                 Chairman and Chief Executive Officer                      59

        Philip B. Fleck                       President and Chief Operating Officer                     60

        Paul L. Frankhouser                   Executive Vice President - Global                         59
                                                Business Development

        James T. Hatlan                       Senior Vice President - Manufacturing                     57

        Frederick J. Hirt                     Senior Vice President - Finance and                       56
                                                Chief Financial Officer

        Carl W. Staples                       Senior Vice President - Human Resources                   53

        Philip M. Croxford                    Group Vice President - Critical Care and Cardiac          44
                                                Assist

        John C. Long                          Vice President, Secretary and Treasurer                   39

        Paul A. Cornelison                    Vice President - Regulatory Affairs                       40
                                                and Quality Assurance

        Mr. Anderson has served as Chairman and Chief Executive Officer of the Company since September 1, 2003. From January 2002 to August 31, 2003, Mr. Anderson served as Vice Chairman of the Board and General Manager of the Company's Critical Care Division with responsibility for worldwide sales, marketing, research and development of the Company's critical care products. Mr. Anderson has served as a director of Arrow since January 1998 and, prior to his employment by the Company, served as President and Chief Executive Officer of ABC School Supply, Inc., a producer of materials and equipment for public and private schools, from May 1997 to December 2001. Mr. Anderson served as Principal with the New England Consulting Group, a general management and marketing consulting company, from May 1996 to May 1997, as Vice President, General Manager, Retail Consumer Products of James River Corporation, a multinational company engaged in the development, manufacture and marketing of paper-based consumer products ("James River"), from August 1994 to March 1996, and as Vice President, Marketing, Consumer Brands of James River from May 1992 to August 1994, and in various capacities with Nestle Foods Corporation, the latest as Vice President, Division General Manager, Confections, from 1984 to May 1992. Prior thereto, Mr. Anderson served in several marketing and management capacities with Procter & Gamble from 1972 to 1984. Mr. Anderson also serves as a director of Carpenter Technology Corporation, a manufacturer of specialty steel, and IWT Tesoro Corporation, a manufacturer and distributor of building tile.

        Mr. Fleck has served as President and Chief Operating Officer of the Company since January 1999. Mr. Fleck recently announced his retirement from the Company, effective December 31, 2004, after serving in management capacities with the Company and its predecessor for more than 33 years and making a major contribution to the Company's success. Upon his retirement, Mr. Fleck will continue to serve the Company as a consultant. From June 1994 to January 1999, he served as Vice President - Research and Manufacturing of the Company. From 1986 to June 1994, Mr. Fleck served as Vice President - Research and Engineering of the Company. From 1975 to 1986, Mr. Fleck served as Engineering Manager of the Company.

        Mr. Frankhouser has served as Executive Vice President - Global Business Development of the Company since January 2002, with responsibility for worldwide evaluation and acquisition of new business opportunities. Mr. Frankhouser recently announced his retirement from the Company, effective January 31, 2005, after serving in management capacities with the Company and its predecessor for more than 41 years and making a major contribution to the Company's success. Upon his retirement, Mr. Frankhouser will continue to serve the Company as a consultant. From January 1999 to January 2002, Mr. Frankhouser served as Executive Vice President of the Company, with responsibility for worldwide sales and marketing. He served as Vice President - Marketing of the Company from 1986 until January 1999. From 1980 to 1986, Mr. Frankhouser served as Manager of Marketing of the Company.

        Mr. Hatlan was elected Senior Vice President - Manufacturing effective October 27, 2004 and served as Vice President - Strategic Planning of the Company since September 2003. Prior to joining the Company, Mr. Hatlan served at ABC School Supply, Inc., a producer of materials and equipment for public and private schools, in several executive positions including Chairman, from 1997 to 2002, and held various senior management positions at James River Corporation, Tambrands Inc. and Procter & Gamble from 1972 to 1996.

        Mr. Hirt was elected Senior Vice President - Finance and Chief Financial Officer effective October 27, 2004 and served as Vice President - Finance and Chief Financial Officer of the Company since August 1998. From August 1998 until January 2003, he also served as Treasurer of the Company. Prior to joining the Company, from 1980 to 1998, Mr. Hirt served in various capacities with Pharmacia & Upjohn, Inc., the latest as Vice President, Accounting and Reporting. From 1972 to 1980, Mr. Hirt served in several accounting positions at the international accounting firm of Coopers & Lybrand, the latest as audit manager.

        Mr. Staples was elected Senior Vice President - Human Resource effective October 27, 2004 and served as Vice President - Human Resources of the Company since September 2002. Prior to joining the Company, Mr. Staples served as Vice President Human Resources and in various other human resources capacities with CIBA Specialty Chemicals, a manufacturer of specialty chemicals, from 1989 through August 2002. From 1974 to 1989, Mr.

Staples served in various human resources-related positions with Sara Lee Corporation, Bausch & Lomb Incorporated, Rockwell International and Union Carbide Corporation.

        Mr. Croxford was elected Group Vice President - Critical Care and Cardiac Assist effective October 27, 2004, and served as Vice President and General Manager since June 2004 and as Vice President - Sales and Global Marketing Critical Care of the Company from August 2003 to June 2004. Prior to joining the Company, Mr. Croxford served as U.S. Vice President Sales & Marketing - Advanced Wound Care and Divisional Board Member at Johnson & Johnson Ethicon from January 2000 to August 2003, and held positions as Worldwide Vice President/General Manager - Wound Management Business Unit, Worldwide Director of Marketing and Board Member at Johnson & Johnson Medical from March 1996 to January 2000. From 1989 to March 1996, Mr. Croxford served as Business Unit Director and in various other senior marketing sales positions at Smith & Nephew Plc.

        Mr. Long has served as Vice President and Treasurer of the Company since January 2003 and was also elected Secretary effective April 15, 2004, and served as Assistant Treasurer from 1995 to January 2003. Prior to joining the Company, Mr. Long served as Controller for the Jaindl Companies, a group of privately held companies involved in agribusiness and real estate development, from 1989 to 1995. From 1986 to 1989, Mr. Long was employed in the Allentown, Pennsylvania office of the accounting firm, Concannon, Gallagher, Miller & Co. Mr. Long also serves as a director of American Bank Incorporated, a regional commercial bank.

        Mr. Cornelison was elected to the position of Vice President - Regulatory Affairs and Quality Assurance effective April 14, 2004 and served as Director of Regulatory Affairs and Quality Assurance of the Company since August 2001. Prior to joining the Company Mr. Cornelison served as Senior Regulatory Project Director at the Regulatory & Clinical Research Institute, a company offering specialized consulting services to the medical industry, from December 2000 to August 2001. Prior to December 2000, Mr. Cornelison held various Regulatory and Quality positions at St. Jude Medical (Daig Division), Angeion Corporation, Telectronics Pacing Systems, Aequitron Medical and Lake Region Manufacturing.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of November 26, 2004, the beneficial ownership of Common Stock by (1) each director and nominee, (2) each of the executive officers named in the Summary Compensation Table below (whose beneficial ownership has been rounded up or down to the nearest whole share of Common Stock), (3) all directors and officers as a group (including the named individuals), and (4) each beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated in the notes immediately following the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                      AMOUNT                      PERCENT OF
        NAME                                                    BENEFICIALLY OWNED               CLASS OWNED
        ----                                                    ------------------               -----------
        Marlin Miller, Jr..............................              6,760,835(1)                   15.4%
        Richard T. Niner...............................              6,312,670(2)                   14.4%
        Raymond Neag...................................              2,847,825(3)                    6.5%
        T. Jerome Holleran.............................              1,062,130(4)                    2.4%
        John H. Broadbent, Jr..........................                929,361(5)                    2.1%


                                                                      AMOUNT                      PERCENT OF
        NAME                                                    BENEFICIALLY OWNED               CLASS OWNED
        ----                                                    ------------------               -----------
        Carl G. Anderson, Jr...........................                219,976(6)                     *
        Philip B. Fleck................................                323,874(7)                     *
        Frederick J. Hirt..............................                 98,586(8)                     *
        Paul L. Frankhouser............................                 63,290(9)                     *
        Carl N. Botterbusch............................                 61,622(10)                    *
        R. James Macaleer..............................                 39,830(11)                    *
        Alan M. Sebulsky...............................                 35,000(12)                    *
        John E. Gurski.................................                 31,455(13)                    *
        George W. Ebright..............................                 29,000(14)                    *
        All directors and officers as a group
             (19 persons)..............................             18,869,962(15)                  42.1%

        Robert L. McNeil, Jr...........................              4,563,688(16)                  10.4%
        Richard T. Niner and Robert W.
              Cruickshank, as Trustees of the Robert L.
              McNeil, Jr. 1983 Intervivos Trust dated
              November 30, 1983........................              4,624,494                      10.5%
        c/o Wilmington Trust Company
             1100 North Market Street
             Wilmington, Delaware  19890

-----------------------------------
*       Less than one percent.

(1) Includes 3,000 shares issuable upon the exercise of options which are deemed to be presently exercisable. Also includes 2,000 shares owned by Mr. Miller's wife, as to which Mr. Miller disclaims beneficial ownership.

(2) Includes an aggregate of 16,346 shares owned by Mr. Niner's wife, as to which Mr. Niner disclaims beneficial ownership, 20,000 shares held by a charitable foundation of which Mr. Niner is an officer and a director with power to vote and dispose of the shares held by such foundation, as to which Mr. Niner disclaims beneficial ownership, and 4,624,494 shares held by Mertz & Moyer, as nominee for the Robert L. McNeil, Jr. 1983 Intervivos Trust (the "McNeil Trust"), of which Mr. Niner is one of two trustees who have shared power to vote and dispose of the shares held in such trust. Also includes 15,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

(3) Includes 15,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Also includes 3,000 shares owned by Mr. Neag's wife as to which Mr. Neag disclaims beneficial ownership.

(4) Includes 50,000 shares owned by Mr. Holleran's wife, as to which Mr. Holleran disclaims beneficial ownership. Also includes 797,130 shares owned by the Thomas Jerome Holleran Revocable Trust, of which Mr. Holleran is trustee with sole power to vote and dispose of the shares held by such trust. In addition, includes 15,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.


                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(5) Includes 24,000 shares owned by Mr. Broadbent's wife and 500 shares jointly owned by Mr. Broadbent's wife and her adult son, as to which Mr. Broadbent disclaims beneficial ownership. Also includes 24,600 shares held by a charitable foundation, of which Mr. Broadbent is one of three trustees who have shared power to vote and dispose of the shares held by such foundation, and 20,000 shares held by The Dana L. Bunting and Robert L. Bunting Irrevocable Educational Trust, of which Mr. Broadbent is sole trustee with power to vote and dispose of the shares held in such trust. In addition, includes 15,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Excludes 52,869 shares held by the John H. Broadbent, Jr. Charitable Remainder Unitrust, of which Mr. Broadbent was the grantor but has no power to vote or dispose of such shares, and as to which Mr. Broadbent disclaims beneficial ownership.

(6) Includes 207,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 360,000 shares issuable upon the exercise of options which are not deemed to be presently exercisable.

(7) Includes 10,000 shares owned by Mr. Fleck's wife, as to which Mr. Fleck disclaims beneficial ownership. Also includes 286,464 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable, which include 57,750 shares issuable upon the exercise of options that will become immediately exercisable as of December 31, 2004, the effective date of Mr. Fleck's retirement from the Company, pursuant to the Company's previously announced early retirement program approved by the Company's Board of Directors on October 27, 2004 (the "Early Retirement Program").

(8) Includes 94,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 46,000 shares issuable upon the exercise of options which are not deemed to be presently exercisable.

(9) Includes 23,928 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 42,250 shares issuable upon the exercise of options which are not deemed to be presently exercisable, but which will become immediately exercisable as of January 31, 2005, the effective date of Mr. Frankhouser's retirement from the Company, pursuant to the Company's Early Retirement Program.

(10) Includes 58,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 39,000 shares issuable upon the exercise of options which are not deemed to be presently exercisable. Mr. Botterbusch was elected Vice President
        - Research and Development LVAD Program of the Company effective October 27, 2004.

(11) Includes 15,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

(12) Includes 27,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

(13) Includes 27,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.


                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(14) Includes 28,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

(15)    See footnotes (1) through (14) above.

(16) Includes 100,000 shares held by a charitable foundation of which Mr. McNeil, a former director of the Company, is the president and one of twelve directors who have shared power to vote and dispose of the shares held by such foundation. Excludes 4,624,494 shares held by Mertz & Moyer, as nominee for the McNeil Trust, of which Mr. McNeil was the grantor for the benefit of Mr. McNeil and his lineal descendants. Mr. McNeil disclaims beneficial ownership of such shares held in the McNeil Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act and the rules promulgated thereunder require the Company's officers and directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to the Company copies of all such filings. The Company has determined, based solely upon a review of those reports and amendments thereto furnished to the Company during and with respect to the Company's fiscal year ended August 31, 2004 and written representations from certain reporting persons, that (1) Carl G. Anderson, Jr., the Company's Chairman and Chief Executive Officer, was inadvertently late in filing a Form 4 reporting the Company's award to him of options to purchase 400,000 shares of Common Stock on September 1, 2003 under the Company's 1999 Stock Incentive Plan; (2) each of Philip B. Fleck, the Company's President and Chief Operating Officer, Paul L. Frankhouser, the Company's Executive Vice President, Frederick J. Hirt, then the Company's Vice President - Finance and Chief Financial Officer, Carl N. Botterbusch, then the Company's Vice President and General Manager of its Cardiac Assist Division, Carl W. Staples, then the Company's Vice President - Human Resources, and John
C. Long, then the Company's Vice President and Treasurer, was inadvertently late in filing a Form 4 reporting the Company's award to him of options to purchase 45,000, 35,000, 40,000, 20,000, 40,000 and 30,000 shares of Common Stock, respectively, on October 14, 2003; (3) Mr. Frankhouser was inadvertently late in filing a Form 4 reporting the exercise of options to purchase 5,000 shares of Common Stock on October 31, 2003; and (4) John H. Broadbent, Jr., a director of the Company, was inadvertently late in filing a Form 4 reporting the sale of 2,000 shares of Common Stock on May 21, 2004 by a charitable remainder unitrust in which he has a pecuniary interest.

                             EXECUTIVE COMPENSATION

        The following table summarizes, for the Company's past three fiscal years, all compensation paid to the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer as of August 31, 2004 for services rendered to the Company in all capacities. On November 1, 2004, the Company announced the promotion of several officers to new positions of responsibility in the Company as well as other changes to its executive management organization. See "Executive Officers" beginning on page 11 of this Proxy Statement for a complete listing of the Company's current executive officers.


                           SUMMARY COMPENSATION TABLE


                                                       ANNUAL                                LONG-TERM
                                                   COMPENSATION(1)                         COMPENSATION(1)
                                             --------------------------         -------------------------------------
                                                                                 SECURITIES
NAME AND                        FISCAL                                           UNDERLYING            ALL OTHER
PRINCIPAL POSITION               YEAR        SALARY($)         BONUS($)         OPTIONS(#)(2)      COMPENSATION($)(2)
------------------               ----        ---------         --------         -------------      ------------------
Carl G. Anderson, Jr.(3)         2004         364,587           300,003           400,000(4)             5,105(5)
Chairman and Chief               2003         294,784           145,918                -0-             110,401(5)
Executive Officer                2002         179,059(6)          -0-             150,000(7)            33,942(5)

Philip B. Fleck                  2004         306,576           220,735            45,000(8)             9,322(9)
President and Chief              2003         294,784           145,918                -0-               6,948(9)
Operating Officer                2002         286,198             -0-              60,000(10)            6,757(9)

Paul L. Frankhouser              2004         270,000           172,800            35,000(11)           23,690(12)
Executive Vice                   2003         257,936           113,492                -0-              21,179(12)
President                        2002         250,423             -0-              40,000(13)           19,911(12)

Frederick J. Hirt(14)            2004         268,253           171,682            40,000(15)            7,931(16)
Vice President - Finance         2003         257,936           113,492                -0-               6,579(16)
and Chief Financial Officer      2002         250,423             -0-              40,000(17)            6,290(16)

Carl N. Botterbusch(18)          2004         215,004           103,202            20,000(19)            7,023(20)
Vice President and               2003         194,016            64,025                -0-               5,712(20)
General Manager, Cardiac         2002         188,365             -0-              20,000(21)            5,542(20)
Assist Division

-----------------------------------

(1) Column with respect to "Other Annual Compensation" has not been included in this table because there has been no such Other Annual Compensation awarded to, earned by or paid to any of the executive officers named above for any fiscal year covered in the table.

(2) The numbers of shares underlying option awards, the exercise prices applicable to such awards and the numbers of shares contributed by the Company under its 401(k) Plan that are set forth in this table and in the corresponding footnotes have in each case been adjusted to reflect the two-for-one split of the Common Stock effected on August 15, 2003.


                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(3) Mr. Anderson was elected as Chairman and Chief Executive Officer of the Company effective September 1, 2003. From January 16, 2002 to August 31, 2003, Mr. Anderson served as Vice Chairman of the Board and General Manager of the Company's Critical Care Division, and was not an employee of the Company prior thereto. Accordingly, no information is provided for periods prior to January 16, 2002 for Mr. Anderson.

(4) Represents an award to Mr. Anderson on September 1, 2003 of options to purchase 400,000 shares of Common Stock at an exercise price of $25.80 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Anderson's continued employment with the Company, 25% of such stock option award (i.e., 100,000 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., September
        1). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(5) Consists of (a) contributions made by the Company in fiscal 2004, 2003 and 2002 to Mr. Anderson's account under the Company's 401(k) Plan of 188.06, 76.79 and 85.50 shares of Common Stock having an aggregate fair market value of $5,105, $2,948 and $1,791, respectively, and (b) payments made by the Company in fiscal 2004, 2003 and 2002 to or on behalf of Mr. Anderson in connection with his relocation, including moving expenses and settlement and closing costs, of $0, $107,453 and $32,151, respectively.

(6) Represents the pro rata portion of annual salary and bonus paid to Mr. Anderson from January 16, 2002, the date he joined the Company as an employee, to and including August 31, 2002.

(7) Represents an award to Mr. Anderson on January 16, 2002 of options to purchase 150,000 shares of Common Stock at an exercise price of $20.62 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Anderson's continued employment with the Company, 20% of such stock option award (i.e., 30,000 options) will vest on each of the first through fifth anniversaries of the date of such award (i.e., January
        16). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(8) Represents an award to Mr. Fleck on October 14, 2003 of options to purchase 45,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Fleck's continued employment with the Company, 25% of such stock option award (i.e., 11,250 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., October 14). However, the options are subject to immediate vesting on December 31, 2004, the effective date of Mr. Fleck's retirement from the Company, pursuant to the Company's Early Retirement Program, as well as upon the occurrence of certain change in control events.

(9) Consists of (a) matching contributions of $4,797, $4,000 and $3,400 made by the Company to Mr. Fleck's account under the Company's 401(k) Plan in fiscal 2004, 2003 and 2002, respectively, and (b) contributions made by the Company in fiscal 2004, 2003 and 2002 to Mr. Fleck's account under its 401(k) Plan of 167.17, 76.79 and 167.22 shares of Common Stock having an aggregate fair market value of $4,525, $2,948 and $3,357, respectively.


                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(10) Represents an award to Mr. Fleck on September 10, 2001 of options to purchase 60,000 shares of Common Stock at an exercise price of $18.37 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Fleck's continued employment with the Company, 20% of such stock option award (i.e., 12,000 options) will vest on each of the first through fifth anniversaries of the date of such award (i.e., September 10). However, the options are subject to immediate vesting on December 31, 2004, the effective date of Mr. Fleck's retirement from the Company, pursuant to the Company's Early Retirement Program, as well as upon the occurrence of certain change in control events.

(11) Represents an award to Mr. Frankhouser on October 14, 2003 of options to purchase 35,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Frankhouser's continued employment with the Company, 25% of such stock option award (i.e., 8,750 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., October
        14). However, the options are subject to immediate vesting on January 31, 2005, the effective date of Mr. Frankhouser's retirement from the Company, pursuant to the Company's Early Retirement Program, as well as upon the occurrence of certain change in control events.

(12) Consists of (a) matching contributions of $4,122, $3,570 and $3,400 made by the Company to Mr. Frankhouser's account under the Company's 401(k) Plan in fiscal 2004, 2003 and 2002, respectively, (b) contributions made by the Company in fiscal 2004, 2003 and 2002 to Mr. Frankhouser's account under its 401(k) Plan of 147.76, 70.85 and 150.54 shares of Common Stock having an aggregate fair market value of $3,991, $2,728 and $3,024, respectively, and (c) payments of $15,577, $14,881 and $13,487 made to Mr. Frankhouser in fiscal 2004, 2003 and 2002, respectively, in respect of his accrued but unused vacation allowance.

(13) Represents an award to Mr. Frankhouser on September 10, 2001 of options to purchase 40,000 shares of Common Stock at an exercise price of $18.37 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Frankhouser's continued employment with the Company, 20% of such stock option award (i.e., 8,000 options) will vest on each of the first through fifth anniversaries of the date of such award (i.e., September
        10). However, the options are subject to immediate vesting on January 31, 2005, the effective date of Mr. Frankhouser's retirement from the Company, pursuant to the Company's Early Retirement Program, as well as upon the occurrence of certain change in control events.

(14) Mr. Hirt was elected Senior Vice President - Finance and Chief Financial Officer of the Company effective October 27, 2004.

(15) Represents an award to Mr. Hirt on October 14, 2003 of options to purchase 40,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Hirt's continued employment with the Company, 25% of such stock option award (i.e., 10,000 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., October 14). The options are subject to immediate vesting upon the occurrence of certain change in control events.


                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(16) Consists of (a) matching contributions in the amount of $4,114, $4,000 and $3,400 made by the Company to Mr. Hirt's account under the Company's 401(k) Plan in fiscal 2004, 2003 and 2002, respectively, and (b) contributions made by the Company in fiscal 2004, 2003 and 2002 to Mr. Hirt's account under its 401(k) Plan of 140.89, 67.19 and 143.78 shares of Common Stock having an aggregate fair market value of $3,817, $2,579 and $2,890, respectively.

(17) Represents an award to Mr. Hirt on September 10, 2001 of options to purchase 40,000 shares of Common Stock at an exercise price of $18.37 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Hirt's continued employment with the Company, 20% of such stock option award (i.e., 8,000 options) will vest on each of the first through fifth anniversaries of the date of such award (i.e., September 10). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(18) Mr. Botterbusch was elected Vice President - Research and Development LVAD Program of the Company effective October 27, 2004 and, although he continues to serve as an officer of the Company, is no longer deemed to be an executive officer.

(19) Represents an award to Mr. Botterbusch on October 14, 2003 of options to purchase 20,000 shares of Common Stock at an exercise price of $25.00 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Botterbusch's continued employment with the Company, 25% of such stock option award (i.e., 5,000 options) will vest on each of the first through fourth anniversaries of the date of such award (i.e., October
        14). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(20) Consists of (a) matching contributions in the amount of $4,200, $3,742 and $3,400 made by the Company to Mr. Botterbusch's account under the Company's 401(k) Plan in fiscal 2004, 2003 and 2002, respectively, and
        (b) contributions made by the Company in fiscal 2004, 2003 and 2002 to Mr. Botterbusch's account under its 401(k) Plan of 104.03, 51.28 and
        53.19 shares of Common Stock having an aggregate fair market value of $2,823, $1,970 and $2,142, respectively.

(21) Represents an award to Mr. Botterbusch on September 10, 2001 of options to purchase 20,000 shares of Common Stock at an exercise price of $18.37 per share under the Company's 1999 Stock Incentive Plan. Subject to Mr. Botterbusch's continued employment with the Company, 20% of such stock option award (i.e., 4,000 options) will vest on each of the first through fifth anniversaries of the date of such award (i.e., September
        10). The options are subject to immediate vesting upon the occurrence of certain change in control events.

OPTION GRANTS

        The following table sets forth certain information, as of August 31, 2004, concerning individual grants of stock options made during the fiscal year ended August 31, 2004 to the executive officers named in the Summary Compensation Table above.

                          OPTION GRANTS IN FISCAL 2004

                                                                                                       POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF STOCK
                                                                                                       PRICE APPRECIATION
                                                           INDIVIDUAL GRANTS                             FOR OPTION TERM
                            ---------------------------------------------------------------------   --------------------------
                                                    PERCENT OF
                                                   TOTAL OPTIONS
                            NUMBER OF SECURITIES    GRANTED TO
                             UNDERLYING OPTIONS     EMPLOYEES IN        EXERCISE      EXPIRATION
          NAME                  GRANTED (#)        FISCAL YEAR(1)     PRICE ($/SH)       DATE            5%            10%
-------------------------   --------------------  ---------------    -------------   ------------   ------------  ------------
Carl G. Anderson, Jr.           400,000(2)             32.00%            $25.80        09/01/13       6,490,193    16,447,422
Philip B. Fleck                  45,000(3)             3.60%             $25.00        10/14/13         707,506     1,792,960
Paul L. Frankhouser              35,000(4)             2.80%             $25.00        10/14/13         550,283     1,394,525
Frederick J. Hirt                40,000(5)             3.20%             $25.00        10/14/13         628,895     1,593,742
Carl N. Botterbusch              20,000(6)             1.60%             $25.00        10/14/13         314,447       796,871

-----------------------------------

(1) Based upon total grants of options in respect of 1,250,000 shares of Common Stock during fiscal 2004.

(2) Granted under the Company's 1999 Stock Incentive Plan on September 1, 2003. Subject to continued employment by the Company, 25% of such options (i.e., 100,000 options) will vest on each of the first through fourth anniversaries of such date (i.e., September 1). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(3) Granted under the Company's 1999 Stock Incentive Plan on October 14, 2003. Subject to continued employment with the Company, 25% of such options (i.e., 11,250 options) will vest on each of the first through fourth anniversaries of such date (i.e., October 14). However, the options are subject to immediate vesting on December 31, 2004, the effective date of Mr. Fleck's retirement from the Company, pursuant to the Company's Early Retirement Program, as well as upon the occurrence of certain change in control events.

(4) Granted under the Company's 1999 Stock Incentive Plan on October 14, 2003. Subject to continued employment with the Company, 25% of such options (i.e., 8,750 options) will vest on each of the first through fourth anniversaries of such date (i.e., October 14). However, the options are subject to immediate vesting on January 31, 2005, the effective date of Mr. Frankhouser's retirement from the Company, pursuant to the Company's Early Retirement Program, as well as upon the occurrence of certain change in control events.

(5) Granted under the Company's 1999 Stock Incentive Plan on October 14, 2003. Subject to continued employment with the Company, 25% of such options (i.e., 10,000 options) will vest on each of the first through fourth anniversaries of such date (i.e., October 14). The options are subject to immediate vesting upon the occurrence of certain change in control events.

                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(6) Granted under the Company's 1999 Stock Incentive Plan on October 14, 2003. Subject to continued employment with the Company, 25% of such options (i.e., 5,000 options) will vest on each of the first through fourth anniversaries of such date (i.e., October 14). The options are subject to immediate vesting upon the occurrence of certain change in control events.

AGGREGATE OPTION EXERCISES IN FISCAL 2004 AND FISCAL YEAR-END OPTION VALUES

        The following table provides information concerning stock options exercised during fiscal 2004 and the number of unexercised options held by the executive officers named in the Summary Compensation Table as of August 31, 2004. Also reported are the values for unexercised, "in the money" options, which represent the positive spread between the respective exercise prices of such options and the fair market value of the Common Stock as of August 31, 2004.

                                                                      NUMBER OF SECURITIES
                                                                     UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                                           OPTIONS AT                  IN-THE-MONEY OPTIONS
                               SHARES                                   AUGUST 31, 2004(#)          AT AUGUST 31, 2004 ($)(1)
                            ACQUIRED ON                           ----------------------------     ----------------------------
           NAME             EXERCISE (#)    VALUE REALIZED ($)    EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
         --------          --------------   ------------------    -----------    -------------     -----------    -------------
Carl G. Anderson, Jr.            --                 --                77,000        490,000           $626,732     $1,666,700
Philip B. Fleck                  --                 --               274,000         81,000         $3,943,380       $502,110
Paul L. Frankhouser           168,822           $2,456,954            47,178         59,000           $505,001       $350,990
Frederick J. Hirt                --                 --                76,000         64,000           $995,660       $367,240
Carl N. Botterbusch              --                 --                49,000         48,000           $511,140       $335,620

-----------------------------------

(1) Based upon a closing sale price of the Common Stock of $28.25 per share on August 31, 2004 as reported on The Nasdaq Stock Market.

AMENDMENT TO 1999 STOCK INCENTIVE PLAN

        On October 27, 2004, the Board of Directors approved certain non-material amendments to the Company's 1999 Stock Incentive Plan to, among other things, (1) require that the Committee of the Board responsible for administering the plan (which is currently the Compensation and Human Resources Committee) consist of directors who are "independent directors" and "non-employee directors," as defined in applicable Nasdaq and SEC rules, respectively, (2) provide for more flexible procedures for employees to exercise their options granted under the plan, including through the services of an agent designated by the Company, and (3) conform the provisions of the plan requiring the approval of the Company's shareholders for any material amendment to the plan to the applicable Nasdaq rules.

        A copy of the Company's 1999 Stock Incentive Plan, as amended, has been filed as Exhibit 10.32.1 to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2004.

RETIREMENT PLANS

        RETIREMENT PLAN. The Retirement Plan for Salaried Employees of Arrow International, Inc. became effective on September 1, 1978, and was amended and restated as of September 1, 1984, September 1, 1989 and September 1, 1997 (the "Retirement Plan"). The Retirement Plan is a non-contributory defined benefit pension plan intended to be qualified under Section

401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Retirement Plan covers salaried employees of the Company who have attained age 21 and completed one year of service and provides benefits based upon years of service and compensation. All of the executive officers of the Company participate in the Retirement Plan. Benefits under the Retirement Plan are based on an annual rate of 1.25% of a participant's final average earnings multiplied by such participant's years of credited service with the Company after September 1, 1975. Final average earnings are defined under the Retirement Plan as the participant's average annual compensation, excluding discretionary bonuses and subject to annual limitations on compensation under the Internal Revenue Code, during the 60 consecutive months in the final 120 months of the participant's employment which produce the highest average. Since 1989, Internal Revenue Code provisions have limited the amount of annual compensation that can be used for calculating pension benefits. In 2004, no more than $205,000 of annual salary can be used to determine an employee's annual benefit accrual. The Internal Revenue Service adjusts this figure annually. Benefits under the Retirement Plan are payable upon normal retirement, which is the later of age 65 or the fifth anniversary of commencing plan participation, early retirement at age 55 following ten years of service, death, disability or other termination of employment following five years of vesting service, and may be paid under various annuity forms of payment.

        Contributions to the Retirement Plan for any year depend on the assumptions used by the actuary for the Retirement Plan, historic investment experience and the level of prior years' funding. The annual contributions made by the Company to the Retirement Plan in respect of fiscal 2002, 2003 and 2004 were $3,477,612, $9,876,263 and $3,058,289, respectively, equivalent to approximately 9.3%, 29.3% and 7.8% of the covered compensation of all participants in the plan for fiscal 2002, 2003 and 2004, respectively. The amount of the contribution, payment or account in respect of a specified person is not and cannot readily be separately or individually calculated by the actuary of the Retirement Plan. The executive officers of the Company named in the Summary Compensation Table currently have the following years of credited service for purposes of the Pension Plan: Mr. Anderson has three years, each of Messrs. Fleck and Frankhouser has 29 years, Mr. Hirt has six years and Mr. Botterbusch has 19 years. The following table shows the estimated annual benefits payable upon retirement under the Retirement Plan at normal retirement age for each level of remuneration specified at the listed years of service.


                               PENSION PLAN TABLE

                                                                 YEARS OF SERVICE

     REMUNERATION (1)                    15             20             25             30             35
---------------------------------    -----------    -----------    -----------    -----------    -----------
  $100,000...................           $18,750        $25,000        $31,250        $37,500        $43,750
   150,000...................            28,125         37,500         46,875         56,250         65,625
   200,000...................            37,500         50,000         62,500         75,000         87,500
   250,000...................            38,438         51,250         64,063         76,875         89,688
   300,000...................            38,438         51,250         64,063         76,875         89,688
   350,000...................            38,438         51,250         64,063         76,875         89,688
   400,000...................            38,438         51,250         64,063         76,875         89,688
   450,000...................            38,438         51,250         64,063         76,875         89,688
   500,000...................            38,438         51,250         64,063         76,875         89,688
   550,000...................            38,438         51,250         64,063         76,875         89,688

-----------------------------------

(1) Under current Internal Revenue Code provisions, no more than $205,000 of annual salary can be used to determine an employee's annual benefit accrual. The Internal Revenue Service adjusts this figure annually.

        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Company's Defined Benefit Supplemental Executive Retirement Plan (the "SERP") was established by the Company on September 1, 2000 to provide non-discretionary pension benefits to selected executive officers and retired executive officers of the Company in addition to those benefits payable to them under the Retirement Plan. The SERP is an unfunded pension plan not intended to be qualified under the Internal Revenue Code. The SERP was amended as of September 2, 2003 to permit selected additional executive officers of the Company to receive benefits thereunder and to clarify the benefits that are payable to spouses of eligible members if the members die before or while receiving benefits under the SERP. Additionally, the SERP, as amended, provides that benefits thereunder will be paid to members who attain age 65 or have five or more years of vesting service under the Retirement Plan. The benefits payable under the SERP are coordinated with benefits payable under the Retirement Plan and are calculated in accordance with one of two formulae. The first formula, which applies to Messrs. Miller, Neag and Broadbent, provides for an annual benefit, payable for the lesser of 20 years or the life of the member, equal to twelve times the difference between: (a) 50% of the member's monthly average compensation (as defined under the Retirement Plan, but disregarding annual limitations on compensation under the Internal Revenue Code used for calculating benefits under a qualified retirement plan); and (b) the member's monthly benefit payable under the Retirement Plan payable as a single life annuity. The second formula, which applies to Messrs. Anderson, Fleck, Frankhouser, Hirt and Botterbusch, provides for an annual benefit, payable for the lesser of 20 years or the life of the member, equal to twelve times the difference between: (a) the member's credited service under the Retirement Plan (capped at 25 years) times 2% of the member's monthly average compensation (as defined under the Retirement Plan, but disregarding annual limitations on compensation under the Internal Revenue Code used for calculating benefits under a qualified retirement plan); and (b) the member's monthly benefit payable under the Retirement Plan payable as a single life annuity. Generally, a member's benefits under the SERP commence at the same time as the member's benefits under the Retirement Plan. In fiscal 2004, the Company paid $108,445 to Mr. Neag, the former Vice Chairman and a director of the Company, and $89,051 to Mr. Broadbent, the former Vice President - Finance and Treasurer of the Company, pursuant to the SERP.

                   COMPENSATION AND HUMAN RESOURCES COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        The Compensation and Human Resources Committee reviews and recommends to the Board of Directors for approval the compensation arrangements for the Chief Executive Officer of the Company and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company's stock incentive plans. The Compensation and Human Resources Committee is currently composed of three directors of the Company, each of whom is independent as defined in applicable Nasdaq rules.

COMPENSATION PHILOSOPHY

        Arrow International's executive compensation program is designed to attract, retain, motivate and reward effective executive officers and to link executive compensation with the attainment of financial, operational and strategic objectives. In establishing the program, the Compensation and Human Resources Committee assesses the performance of individuals and the Company relative to those objectives.

        The Company's compensation program generally provides incentives to achieve annual and long-term objectives. The principal components of the compensation program are base salary, annual incentive bonuses and long-term incentive awards in the form of stock options and/or grants of restricted Common Stock. These elements generally are blended in order to formulate compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of the Company's executive officers and other higher level personnel with those of the Company's shareholders.

COMPENSATION COMPONENTS

        BASE SALARY. Base salary levels for executive officers are derived from market comparisons with similarly-sized manufacturing companies, including those engaged in the manufacture of medical products for the health care industry with which the Company competes for executive talent. The Compensation and Human Resources Committee believes that the Company's most direct competitors for this purpose are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Therefore, the compensation peer group is not the same as the peer group index set forth in the Company Stock Performance Graph included in this Proxy Statement. Based on information currently available to the Compensation and Human Resources Committee, including publicly available compensation information relating to direct competitors of the Company, the Compensation and Human Resources Committee believes that base salary levels for executive officers, including the Chief Executive Officer, are, on average, at or near the median of base salary levels for executive officers of similar companies. In determining executive officers' salaries, the Compensation and Human Resources Committee also considers individual experience and prior service to the Company, overall job performance and results, and level of responsibility. The Compensation and Human Resources Committee does not assign weights to these factors nor necessarily consider any one more important than the others.

        The Compensation and Human Resources Committee annually reviews the performance of the Chief Executive Officer, and, in determining Mr. Anderson's level of compensation for fiscal 2004, in addition to consideration of industry comparisons and individual performance, has taken particular note of the Company's performance in fiscal 2004 in the following key areas: management efficiency; the successful introduction of new products into the market and the advancement of products under development; continued expansion of the Company's international production and marketing presence; and the Company's overall growth and profitability.

        INCENTIVE BONUSES. Incentive bonuses during fiscal 2004 were based on two plans: a stock contribution program in which all eligible employees of the Company, including executive officers, are eligible to participate, and a pre-tax income growth plan limited to executive officers and certain other management-level employees of the Company.

        Pursuant to the Company's stock contribution program, the Company contributes to each participant's account under the Company's 401(k) Plan an additional 1% of the participant's monthly base pay in the form of vested shares of Common Stock. With this stock contribution program, employees have the opportunity to benefit from the Company's potential future success and should be additionally motivated to help the Company achieve long-term profitable growth.

        Pursuant to the Company's income growth bonus plan, at the discretion of the Compensation and Human Resources Committee, Messrs. Anderson, Fleck, Frankhouser, Hirt and Botterbusch are eligible to receive annual incentive bonuses equal to 5.0, 4.5, 4.0, 4.0 and 3.0 times, respectively, and other executive officers and eligible management-level employees of the Company are eligible to receive annual incentive bonuses ranging from 1.0 to 3.0 times the percentage growth in the Company's pre-tax income, exclusive of extraordinary income and expense, over the previous fiscal year times their respective base pay; provided that, in each case, such year-over-year percentage growth equals or exceeds 5%. For fiscal 2004, the Company's pre-tax income, exclusive of extraordinary income and expense, increased by 16.0% over fiscal 2003, resulting in incentive bonuses of 80.0% of base pay to Mr. Anderson, 72.0% of base pay to Mr. Fleck, 64.0% of base pay to each of Messrs. Frankhouser and Hirt, 48.0% of base pay to Mr. Botterbusch and from 16% to 48% of base pay to the other executive officers and eligible management-level employees of the Company. The Compensation and Human Resources Committee continues to believe that payment of bonuses specifically linked to the growth in profitability of the Company provides appropriate and effective rewards for successful individual executive performances that contribute directly to the overall success of the Company. Therefore, it is the present intention of the Compensation and Human Resources Committee to approve payment of incentive bonuses in fiscal 2005 to the executive officers and certain other management-level employees of the Company pursuant to its income growth bonus plan to the extent that the Company in fiscal 2005 achieves an increase of at least 5% in pre-tax income, exclusive of extraordinary income and expense, over fiscal 2004.

        LONG-TERM INCENTIVE AWARDS. To promote the Company's long-term objectives, stock awards are made to executive officers and other employees who are in a position to make a significant contribution to the Company's long-term success. In addition to the shares of Common Stock that the Company contributes each month to the accounts of its employees under its 401(k) Plan pursuant to its stock contribution program, as described above, stock awards are currently made pursuant to the Company's 1999 Stock Incentive Plan in the form of stock options.

        Since the stock option awards vest and may grow in value over time, this component of the Company's compensation plan is designed to reward performance over a sustained period. The Company intends that these awards will strengthen the focus of its executives and other key employees on managing the Company from the perspective of a person with an equity stake in the Company.

        Stock awards are not always granted each year. In selecting recipients and the size of stock awards, the Compensation and Human Resources Committee generally considers various factors such as the overall job performance and potential of the recipient, prior grants to and amount of Common Stock currently held by the recipient, prior service to the Company, a comparison of awards made to executives and key employees in comparable positions at similar companies, and the Company's performance. In fiscal 2004, each of Messrs. Anderson, Fleck, Frankhouser, Hirt and Botterbusch were awarded options to purchase 400,000, 45,000, 35,000, 40,000 and 20,000 shares of Common Stock, respectively, under the Company's 1999 Stock Incentive Plan. In selecting the size of the award to Mr. Anderson, the Compensation and Human Resources Committee determined that it was in the best interest of the Company and its shareholders for the Company's newly elected Chairman and Chief Executive Officer to have a significant portion of his overall compensation directly linked to the Company's long-term success in enhancing shareholder value. Other executive officers and key employees of the Company were awarded options to purchase a total of 85,000 and 625,000 shares of Common Stock, respectively, under the 1999 Stock Incentive Plan during fiscal 2004, resulting in a total grant of options in respect of 1,250,000 shares of Common Stock under the plan during fiscal 2004. In selecting the recipients and size of these awards, the Compensation and Human Resources Committee placed particular emphasis on such executives' and key employees' overall job performance, their potential for continued excellent service and significant contribution to the Company's growth and profitability during fiscal 2004, and awards to individuals who had previously not been selected due to insignificant length of service to the Company. As a result of these awards and stock awards made prior to fiscal 2004, each of the

Company's executive officers, as well as a significant number of non-executive employees of the Company, have been afforded the opportunity to enjoy an equity stake in the Company as part of their long-term compensation.

        TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code imposes limitations on the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the other four most highly compensated executive officers of the Company. Under these limitations, the Company may deduct such compensation only to the extent that during any fiscal year the compensation does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by the Company's shareholders). Based on the Company's current compensation plans and policies and the Section 162(m) rules, the Company and the Compensation and Human Resources Committee believe that, for the near future, there is not a significant risk that the Company will lose any significant tax deduction for executive compensation. The Company's compensation plans and policies will be modified to ensure full deductibility of executive compensation if the Company and the Compensation and Human Resources Committee determine that such an action is in the best interests of the Company.

                                        COMPENSATION AND HUMAN RESOURCES
                                        COMMITTEE
                                        R. James Macaleer, Chairman
                                        John E. Gurski
                                        Raymond Neag


                   COMPENSATION AND HUMAN RESOURCES COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

        During the fiscal year ended August 31, 2004, the Compensation and Human Resources Committee of the Board of Directors consisted of Messrs. Ebright, Gurski and Macaleer until April 15, 2004. On such date, the Board changed the name of the committee from the "Human Resources Committee" to the "Compensation and Human Resources Committee" and also changed the composition of the Committee to thereafter consist of Messrs. Gurski, Macaleer and Neag. No member of this committee was at any time during fiscal 2004 or at any other time an officer or employee of the Company, other than Mr. Neag, who served as an executive officer of the Company prior to his retirement in October 1999, and no member had any relationship with the Company requiring disclosure under SEC rules. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Company's Board of Directors or the Compensation and Human Resources Committee during fiscal 2004.

                             AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the Company's financial statements and reporting process, including its systems of internal controls. In fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2004, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Audit Committee also met with the Company's independent auditors, with and without management present, to discuss the overall scope of their audit, the results of their examinations, the cooperation received by the auditors during the audit examination, the auditor's evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

        The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The Audit Committee reviewed and discussed with the Company's independent auditors their judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed under generally accepted auditing standards pursuant to Statement of Auditing Standards No. 61, as amended. In addition, the Audit Committee received from the Company's independent auditors the written disclosure and letter regarding their independence as required by the Independence Standards Board Standard No. 1. The Audit Committee also discussed with the Company's independent auditors the auditors' independence from management and the Company, and whether the non-audit services provided by the independent auditors are compatible with maintaining the auditors' independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2004 for filing with the SEC.

        In addition, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending August 31, 2005, and the Board of Directors concurred with such selection. The Audit Committee has recommended to the shareholders that they ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending August 31, 2005.

        Each of the Audit Committee members is independent as defined in rules and regulations issued by the SEC and the Nasdaq, and, in particular, as defined in Rules 5200(a) and 5350(d)(2) of the Nasdaq's Marketplace Rules.

                                        AUDIT COMMITTEE
                                        John H. Broadbent, Jr., Chairman
                                        George W. Ebright
                                        Alan M. Sebulsky

                             STOCK PRICE PERFORMANCE

        Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's 500 Health Care Equipment Index for the period beginning on August 31, 1999 and ending on August 31, 2004. The comparison assumes $100 was invested on August 31, 1999 in the Common Stock and in each of the foregoing indices and also assumes reinvestment of all dividends. The Standard & Poor's Medical Products and Supplies Index, which had previously been used for comparison purposes, was discontinued in December 2001.



                               [PERFORMANCE GRAPH]

------------------------------ -------------- --------------- -------------- -------------- --------------- --------------
                                 August 31,      August 31,     August 31,     August 31,      August 31,     August 31,
                                    1999            2000           2001           2002            2003           2004
------------------------------ -------------- --------------- -------------- -------------- --------------- --------------
Arrow International, Inc.          $100.00        $123.78         $128.73        $123.23        $183.07         $202.93
------------------------------ -------------- --------------- -------------- -------------- --------------- --------------
S&P 500 Stock Index                $100.00        $116.32          $87.94         $72.12         $80.83          $90.09
------------------------------ -------------- --------------- -------------- -------------- --------------- --------------
S&P 500 - Health Care              $100.00        $123.81         $109.44        $102.53        $128.46         $149.15
Equipment Index
------------------------------ -------------- --------------- -------------- -------------- --------------- --------------

                              ---------------------

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings made by the Company under those statutes, none of the preceding Compensation and Human Resources Committee Report on Executive Compensation, the Audit Committee Report or the Company Stock Performance Graph will be incorporated by reference into any of those prior filings, nor will any of such reports or graph be incorporated by reference into any future filings made by the Company under those statutes.

                              CERTAIN TRANSACTIONS

        Arrow Precision Products, Inc. ("Precision") was a former subsidiary of the Company which was formally dissolved in May 2002 (all of its assets had previously been liquidated and distributed to shareholders). Prior to the sale of its remaining operating subsidiary, Precision Medical Products, Inc. ("PMP"), in August 1997 to a company owned by certain management employees of Precision, including Mr. Holleran, the former Vice President and Chief Operating Officer of Precision and a director of the Company, Precision was engaged in the business of manufacturing and marketing certain gastroenterological and other non-catheter medical products, including ground needles and injection sites primarily for use by the Company. Prior to Precision's dissolution in fiscal 2002, certain officers, directors and principal shareholders of the Company owned substantially all of Precision's outstanding common stock. Mr. Holleran has served as Chairman of the Board of PMP since October 1999, Chief Executive Officer of PMP since July 1999 and President of PMP from July 1996 to October 1999.

        In fiscal 2004, the Company made purchases amounting to $117,386 of products from PMP that it had formerly purchased from Precision. The Company solicits competitive quotations from unrelated suppliers for products it purchases from PMP. In the future, the Company may continue to purchase products from PMP, provided that the quotations the Company receives from PMP for such products are competitive with those received from unrelated suppliers in terms of product availability, price, quality and delivery considerations.

        The Company reviews all related party transactions involving amounts in excess of $60,000 for potential conflicts of interest on an ongoing basis and all such transactions in which the Company is a party are approved by a majority of the independent directors of the Company or the Audit Committee in accordance with applicable Nasdaq rules.

                    PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

        The Company's independent accountants and auditors are Pricewaterhouse Coopers LLP, a registered public accounting firm. PricewaterhouseCoopers LLP has served as the Company's independent accountants and auditors since fiscal 1985. At the Annual Meeting, the shareholders will consider and vote upon a proposal to ratify the appointment of independent accountants for the Company's fiscal year ending August 31, 2005. The Audit Committee of the Board of Directors has recommended that PricewaterhouseCoopers LLP be re-elected as independent accountants for the 2005 fiscal year.

        Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions from shareholders.

AUDIT FEES

        The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with its audit of the Company's annual consolidated financial statements, statutory audit of the Company's foreign subsidiaries, and reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q were $815,165 and $646,040 for the fiscal years ended August 31, 2004 and 2003, respectively.

AUDIT-RELATED FEES

        In addition to fees disclosed under "Audit Fees" above, the aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit and reviews of the Company's financial statements were $153,418 and $69,400 for the fiscal years ended August 31, 2004 and 2003, respectively. Such services included accounting consultations and audits in connection with acquisitions, and additional assurance and related services for the Company's foreign subsidiaries.

TAX FEES

        TAX COMPLIANCE. The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for tax compliance assistance in connection with the tax preparation and tax computations for the Company's U.S. and foreign subsidiaries were $210,000 and $314,654 for the fiscal years ended August 31, 2004 and 2003, respectively.

        TAX AUDIT. The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for tax audit assistance and defense, including transfer pricing for the Company's U.S. and foreign subsidiaries, were $309,657 and $313,500 for the fiscal years ended August 31, 2004 and 2003, respectively.

        TAX PLANNING. The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for miscellaneous tax planning and advice, including U.S., State and International, for the Company's U.S. and foreign subsidiaries were $41,814 and $109,819 for the fiscal years ended August 31, 2004 and 2003, respectively.

ALL OTHER FEES

        The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for other services for the Company's U.S. and foreign subsidiaries, consisting of consulting services relating to the Company's Retirement Plan, were $64,450 and $0 for the fiscal years ended August 31, 2004 and 2003, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee of the Company's Board of Directors pre-approves on an annual basis the audit, audit-related, tax and other non-audit services to be rendered by the Company's accountants based on historical information and anticipated requirements for the following fiscal year. The Audit Committee pre-approves specific types or categories of engagements constituting audit, audit-related, tax and other non-audit services as well as the range of fee amounts corresponding to each such engagement. To the extent that the Company's management believes that a new service or the expansion of a current service provided by the Company's accountants is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval prior to the Company's engagement of its accountants to render such services. No non-audit services were approved by the Audit Committee pursuant to Rule 2-01, paragraph (c)(7)(i)(C) of SEC Regulation S-X during the fiscal year ended August 31, 2004.

        In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending August 31, 2005, the Audit Committee considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE INDICATED.

                                  OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes shall vote thereon in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy.

                             ADDITIONAL INFORMATION

        "HOUSEHOLDING" OF PROXY MATERIALS. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they or it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify the Company by sending a written request to Investor Relations, Arrow International, Inc., P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612 or by calling the Company at 610-320-3917 or toll free at 1-877-639-6912.

        LIST OF SHAREHOLDERS. The names of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:30 p.m., at the Company's principal executive offices at 2400 Bernville Road, Reading, Pennsylvania 19605 by contacting the Company's Corporate Secretary.

        SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING. Proposals of shareholders intended to be presented at the Company's 2006 Annual Meeting of Shareholders
(1) must be received by the Company's Corporate Secretary at its principal executive offices provided above no later than August 19, 2005, (2) may not exceed 500 words, and (3) must otherwise satisfy the conditions established by the SEC for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

        COMMUNICATION WITH THE BOARD. Shareholders may communicate with the Company's Board of Directors by sending a letter to the Arrow International, Inc. Board of Directors, c/o Corporate Secretary, Arrow International, Inc., P.O. Box 12888, 2400 Bernville Road, Reading,

Pennsylvania 19612. The Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to such inappropriate communication. If deemed appropriate, the Secretary will submit your correspondence to the Chairman of the Board or as directed by such correspondence.

        PROXY SOLICITATION COSTS. The cost of the solicitation of proxies hereby will be borne by the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation therefor, may solicit proxies personally or by telephone or telecopy. The Company will also request brokers, banks and other nominees, custodians and fiduciaries to forward soliciting materials to their principals and to request authority for the execution of proxies and will reimburse such persons for forwarding such materials.

        ANNUAL REPORT. A copy of the Company's 2004 Annual Report accompanies this Proxy Statement. Additional copies may be obtained from the Corporate Secretary, Arrow International, Inc., P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612.

                                        By Order of the Board of Directors,

                                        John C. Long,
                                        Secretary
December 17, 2004
Reading, Pennsylvania

    PLEASE MARK VOTES                                      REVOCABLE PROXY
[X] AS IN THIS EXAMPLE                                ARROW INTERNATIONAL, INC.
                                                                                                                     WITH-   FOR ALL
                                                                                                             FOR     HOLD    EXCEPT
   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL                1. Election of Directors, Nominees:     [ ]     [ ]       [ ]
MEETING OF SHAREHOLDERS ON JANUARY 19, 2005.                            For terms expiring in 2009:

   The undersigned hereby appoints John H. Broadbent,                   CARL G. ANDERSON, JR.
Jr., Raymond Neag and R. James Macaleer, and each or                    JOHN E. GURSKI
any of them, his/her Proxies, each with full power to                   MARLIN MILLER, JR.
appoint his/her substitute, and hereby authorizes them
to represent and to vote, as designated hereon, all                     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
shares of common stock of ARROW INTERNATIONAL, INC.                     INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE
(the "Company") held of record by the undersigned on                    THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
November 26, 2004 at the Annual Meeting of
Shareholders to held on January 19, 2005, 4:00 p.m. at                  ------------------------------------------------------------
the Company's corporate headquarters at 2400 Bernville
Road, Reading, Pennsylvania and any adjournments                                                             FOR   AGAINST   ABSTAIN
thereof, and hereby further authorizes each of them,                  2. Ratification of appointment of      [ ]     [ ]       [ ]
in their discretion, to vote upon any other business                     PricewaterhouseCoopers L.L.P. as
that may properly come before the meeting.                               independent accountants.

                                                                      PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE
                                                                      MEETING.                                                 [ ]

                                                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                                                        YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
                                                                      APPROPRIATE BOXES ABOVE, BUT YOU NEED NOT MARK ANY BOX WITH
                                                                      REGARD TO A PARTICULAR PROPOSAL IF YOU WISH TO VOTE FOR SUCH
                                                                      PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN
                                                                      AND RETURN THIS CARD.

                                   --------------------------           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
  Please be sure to sign and date                                     MANNER DIRECTED THEREIN. IF NO DIRECTION IS GIVEN WITH RESPECT
   this Proxy in the box below.                                       TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH
-------------------------------------------------------------         PROPOSAL.

                                                                        The signer hereby revokes all proxies heretofore given by
                                                                      the signer to vote at said meeting or any adjournments
                                                                      thereof.
-- Stockholder sign above-----Co-holder (if any) sign above--


------------------------------------------------------------------------------------------------------------------------------------
                            ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^

                                                      ARROW INTERNATIONAL, INC.
                                  P.O. BOX 12888, 2400 BERNVILLE ROAD, READING, PENNSYLVANIA 19612

   Please sign exactly as name appears hereon. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign its full corporate name by a duly authorized officer stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

                                                         PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

    PLEASE MARK VOTES                                      REVOCABLE PROXY
[X] AS IN THIS EXAMPLE                                ARROW INTERNATIONAL, INC.
                                                                                                                     WITH-   FOR ALL
                                                                                                             FOR     HOLD    EXCEPT
   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL                1. Election of Directors, Nominees:     [ ]     [ ]       [ ]
MEETING OF SHAREHOLDERS ON JANUARY 19, 2005.                            For terms expiring in 2009:

   The undersigned hereby appoints John H. Broadbent,       4           CARL G. ANDERSON, JR.
Jr., Raymond Neag and R. James Macaleer, and each or                    JOHN E. GURSKI
any of them, his/her Proxies, each with full power to       0           MARLIN MILLER, JR.
appoint his/her substitute, and hereby authorizes them
to represent and to vote, as designated hereon, all         1           INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
shares of common stock of ARROW INTERNATIONAL, INC.                     INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE
(the "Company") held of record by the undersigned on        K           THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
November 26, 2004 at the Annual Meeting of
Shareholders to held on January 19, 2005, 4:00 p.m. at                  ------------------------------------------------------------
the Company's corporate headquarters at 2400 Bernville
Road, Reading, Pennsylvania and any adjournments                                                             FOR   AGAINST   ABSTAIN
thereof, and hereby further authorizes each of them,                  2. Ratification of appointment of      [ ]     [ ]       [ ]
in their discretion, to vote upon any other business                     PricewaterhouseCoopers L.L.P. as
that may properly come before the meeting.                               independent accountants.

                                                                      PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE
                                                                      MEETING.                                                 [ ]

                                                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                                                        YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
                                                                      APPROPRIATE BOXES ABOVE, BUT YOU NEED NOT MARK ANY BOX WITH
                                                                      REGARD TO A PARTICULAR PROPOSAL IF YOU WISH TO VOTE FOR SUCH
                                                                      PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN
                                                                      AND RETURN THIS CARD.

                                   --------------------------           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
  Please be sure to sign and date                                     MANNER DIRECTED THEREIN. IF NO DIRECTION IS GIVEN WITH RESPECT
   this Proxy in the box below.                                       TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH
-------------------------------------------------------------         PROPOSAL.

                                                                        The signer hereby revokes all proxies heretofore given by
                                                                      the signer to vote at said meeting or any adjournments
                                                                      thereof.
-- Stockholder sign above-----Co-holder (if any) sign above--


------------------------------------------------------------------------------------------------------------------------------------
                            ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^

                                                      ARROW INTERNATIONAL, INC.
                                  P.O. BOX 12888, 2400 BERNVILLE ROAD, READING, PENNSYLVANIA 19612

   Please sign exactly as name appears hereon. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign its full corporate name by a duly authorized officer stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

                                                         PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------